                                                                   EXHIBIT 10.16


                           HUB INTERNATIONAL LIMITED,

                                   as Issuer

                                      and

                           Zurich Insurance Company,

                                   as Holder





                           -------------------------





                                   DEBENTURE


                           Dated as of June 28, 2001





                           -------------------------





                                 Cdn$42,500,000


                    8.5% Convertible Subordinated Debenture
                               due June 28, 2006

                                                                   Exhibit 10.16

                                    DEBENTURE

     DEBENTURE dated as of June 28, 2001 between Hub International Limited, a corporation duly organized and existing under the laws of the Province of Ontario (herein called the "Company"), having its registered office at 214 King Street West, Suite 314, Toronto, Ontario, and Royal Trust Corporation of Canada as Trustee for Zurich Insurance Company, a company duly organized and existing under the laws of Switzerland (herein called the "Holder").

     FOR GOOD AND VALUABLE CONSIDERATION the parties agree as follows:

                                   ARTICLE ONE

              DEFINITIONS AND OTHER PROVISIONS OF OTHER APPLICATION

     SECTION 101. Definitions.

     For all purposes of this Debenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Generally Accepted Accounting Principles, and, except as otherwise herein expressly provided, the term "Generally Accepted Accounting Principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Debenture as a whole and not to any particular Article, Section or other subdivision.

     "Additional Amounts" has the meaning specified in Section 1007.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Base Currency" has the meaning specified in Section 114.

     "Board of Directors" or "Board" means the board of directors of the Company.

     "Board Resolution" means a copy of a resolution certified by the Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of Toronto, Ontario are obligated by law to close.

     "Canadian Taxes" means any past, present or future tax, duty, levy, impost, deduction, charge, withholding, assessment, tariff or other government charge (including penalties, interest and other liabilities related thereto) imposed or levied by or on behalf of any Tax Authority in Canada.

     "Cash Equivalents" means:

          (a) marketable securities issued or directly, fully and unconditionally guaranteed or insured by Canada or any Province thereof or by the United States of America or any State thereof or the District of Columbia therein, or issued by any agency or instrumentality of any of them, and in any case backed by the full faith and credit thereof, in each case having a maturity date of not more than one year from the date of acquisition;

          (b) time deposits and certificates of deposit having a maturity date of not more than one year from the date of acquisition issued by any Canadian chartered bank, trust company or a bank which is organized under the laws of the United States of America, any State thereof or the District of Columbia therein and which has (or which is a subsidiary of a bank holding company which has) issued capital and earned and contributed surplus in excess of Cdn$500,000,000 or US$500,000,000, as the case may be;

          (c) commercial paper maturing within one year after the date of acquisition thereof issued by an issuer organized under the laws of Canada or any Province thereof or the United States of America, any State thereof or the District of Columbia which is rated at least A-1 or the equivalent thereof by Standard and Poor's Corporation, P-1 or the equivalent thereof by Moody's Investors Service, Inc. or R-1 low by Dominion Bond Rating Service; and

          (d) any other investment which the lender of the Company's Senior Indebtedness shall expressly consent in writing to accept as a Cash Equivalent.

     "Closing Sale Price" means on any day the reported last sale price, regular way, on such day or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on The Toronto Stock Exchange (or such successor exchange), or, if not listed or admitted to trading or quoted on The Toronto Stock Exchange (or such successor exchange), on the principal securities exchange or quotation system in Canada on which such security is quoted or listed or admitted to trading, or, determined in good faith by the Board of Directors.

     "Commission" means the Ontario Securities Commission, as from time to time constituted, created under the Securities Act (Ontario), or, if at any time after the execution of this Debenture such Commission is not existing and performing the duties now assigned to it then the body performing such duties at such time.

     "Common Shares" means the common shares, with no par value, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 1218, shares issuable upon conversion of the Debenture shall include only Common Shares or shares of any class or classes of Common Stock resulting from any reclassification thereof; provided, however, that if at any time as a result of such reclassification there shall be more than one such resulting class, the shares so issuable upon conversion of the Debenture shall include shares of all such classes, and the number of shares of each such class then so issuable shall be in the same proportion which the total number of shares of such class resulting from such reclassification bears to the total number of shares of such classes resulting from such reclassification; and provided further, however, that such shares issuable upon conversion of the Debenture shall be "prescribed securities" as defined in Regulation 6208 to the Tax Act, or such other shares as may, at the date of their issuance, be issued without subjecting the Debenture to Canadian Taxes or US Taxes.

     "Common Stock" means the Common Shares, together with any other class of capital stock of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

     "Company" means Hub International Limited, until a successor Person shall have become such pursuant to the applicable provisions of this Debenture, and thereafter "Company" shall mean such successor Person.

     "Company Conversion Option" has the meaning specified in Section 1203.

     "Company Conversion Threshold" has the meaning specified in Section 1203.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, its Chief Financial Officer or Secretary.

     "Consolidated EBITDA" for any period means Earnings of the Company and its Subsidiaries for such period, before Consolidated Interest Expense, income taxes, capital tax and large corporation tax, depreciation and amortization of the Company and its Subsidiaries, all determined on an accrual basis and on a consolidated basis for such period, all in accordance with Generally Accepted Accounting Principles, but excluding, for greater certainty, (a) any gain or loss arising from the disposition or write-up or write-down of any fixed assets,
(b) any other items not involving the outlay or receipt of cash in the current or any future period, or (c) any other extraordinary items.

     "Consolidated Indebtedness" means, as of the date of determination (a) the aggregate outstanding principal amount of all Indebtedness of the Company and its Subsidiaries determined (without duplication) in accordance with Generally Accepted Accounting Principles on a consolidated basis, less (b) the excess of (i) then current market value of cash and Cash Equivalents beneficially owned, and held directly, by the Company at such time, over (ii) the reserves and capital required by applicable insurance law to fund reasonably anticipated claims.

     "Consolidated Interest Expense" of the Company and its Subsidiaries for any period means the aggregate amount (without duplication) of all interest, fees (other than professional fees), standby fees, acceptance fees, commissions, costs and other charges paid in cash or accrued as a liability by the Company and its Subsidiaries during such period on or in respect of or in connection with any Indebtedness, including, without limitation, all interest expenses (whether capitalized or not) on short and long term obligations for borrowed money, fees and other charges payable in respect of financial guarantees, letters of credit or letters of guarantee or obligations to financial institutions who issued such letters of credit or letters of guarantee, discounts in respect of the proceeds of bankers' acceptances, asset monetizations and securitizations, any capitalized interest and the interest portion of payments under Capital Leases, and interest on subordinated Indebtedness, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles;

     "Constituent Person" has the meaning specified in Section 1218.

     "Conversion Agent" means any Person authorized by the Company to convert Debentures in accordance with Article 12. The Company has initially appointed the Secretary of the Company as its Conversion Agent.

     "Conversion Date" of a Debenture means the day such Debenture is surrendered for conversion in accordance with Section 1202 or Section 1204, if such day is not a Business Day, then the next succeeding Business Day.

     "Conversion Amount" has the meaning specified in Section 1210.

     "Conversion Price" has the meaning specified in Section 1201.

     "corporation" includes corporations, partnerships, associations, companies, joint ventures and business trusts.

     "current market price" has the meaning specified in Section 1210(h).

     "Debenture", "Debentures", "this Debenture", "the Debenture" and "the Debentures" means this instrument as originally executed and as it may from time to time be supplemented, apportioned (in integral multiples of denominations of US$1,000) or amended by one or more instruments supplemental hereto entered into pursuant to the applicable provisions hereof, as applicable.

     "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 305.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Dollar", "Cdn$" or "Canadian dollar" means a dollar or other equivalent unit in such coin or currency of Canada as at the time shall be legal tender for the payment of public and private debts.

     "Earnings" for any period means earnings of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with Generally Accepted Accounting Principles and the accounting practices permitted under Generally Accepted Accounting Principles applied by the Company.

     "EBITDA Ratio" means the ratio of the Company's Consolidated Indebtedness to its Consolidated EBITDA for the period indicated.

     "Encumbrance" means any mortgage, charge, hypothec, legal hypothec, pledge, security interest, lien or deposit arrangement or any other encumbrance, whether fixed or floating, that in substance secures the payment of any indebtedness or liability or the observance or performance of any obligation, regardless of form and whether consensual or arising by law, statutory or otherwise, on or in, any asset or property, whether immovable or real, movable or personal, or mixed, tangible or intangible, or any pledge or hypothecation thereof or any conditional sale agreement or other title retention agreement or equipment trust relating thereto or any lease relating to property which would be required to be accounted for as a capital lease on such Person's balance sheet.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Rate" means the average for the 20 Business Days immediately prior the Conversion Date of the noon buying rate in New York City for cable transfers of Canadian dollars as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

     "Excluded Holder" has the meaning specified in Section 1007.

     "Expiration Time" has the meaning specified in Section 1210(f).

     "Financial Institution" means any bank, or other institutional lender or commercial lender or any strategic lender.

     "Generally Accepted Accounting Principles" means, at any time, accounting principles generally accepted in Canada as recommended in the Handbook of the Canadian Institute of Chartered Accountants applied on a basis consistent with prior years.

     "guarantee" means any guarantee or other credit support for all or any part of any Indebtedness or other obligation of any other person, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, excluding, however, any endorsement of negotiable instruments for collection in the ordinary course of business.

     "Hedging Obligations" means, with respect to any Person, the obligations of such Person under: (1) interest rate swap agreements and interest rate cap agreements; and (2) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

     "Holder" means the "Holder" identified in the first paragraph of this Debenture and any permitted assignee or successor Person in whose name a Debenture is registered in the Debenture Register.

     "Holder Conversion Option" has the meaning specified in Section 1201.

     "Incur" means, with respect to any Indebtedness, to incur, create, issue, assume, or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness; provided that the accrual of interest shall be considered an Incurrence of Indebtedness.

     "Indebtedness" means (a) any liability of any Person (1) for borrowed money, or under any reimbursement obligation relating to a letter of credit, banker's acceptance, surety or other bond or instrument (2) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation given in connection with the acquisition of any businesses, properties or assets of any kind other than a trade payable or a current liability arising in the ordinary course of business), or (3) under any loan agreement, letter of credit application, acceptance agreement, factoring agreement, Debenture, capital lease, mortgage or similar agreement or document; (b) any liability of others described in the preceding clause (a) that such Person has guaranteed or that is otherwise its legal liability; and (c) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) and (b) above.

     "Interest Payment Date" has the meaning specified in Section 301.

     "Judgment Currency" has the meaning specified in Section 114.

     "junior securities" has the meaning specified in Section 1312.

     "Maturity", when used with respect to the Debenture, means the date on which the principal of the Debenture or an installment of principal becomes due and payable as herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

     "Non-electing Share" has the meaning specified in Section 1218.

     "Non-payment Event of Default" means any event (other than a Payment Event of Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Indebtedness.

     "Notice of Conversion" means the notice given by the Holder to the Conversion Agent directing the Conversion Agent to convert such Debentures into Common Shares on behalf of such Holder, the form of which is set out in Section 1202.

     "Notice of Default" has the meaning specified in Section 501.

     "Officers' Certificate" means a certificate signed by the Chairman, the President, the Chief Financial Officer or Secretary of the Company and delivered to the Holder.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be acceptable to the Holder.

     "Outstanding", when used with respect to the Debenture, means, as of the date of determination, all Debentures theretofore authenticated and delivered to the Holder, except:

          (i) Debentures theretofore cancelled or delivered to the Company for cancellation;

          (ii) Debentures, or portions thereof, for whose payment or redemption money in the necessary amount has been paid to the Holder;

          (iii) Debentures which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Debentures have been delivered pursuant to this Debenture, other than any such Debentures in respect of which there shall have been presented to the Company proof satisfactory to it that such Debentures are held by a bona fide purchaser in whose hands the Debentures are valid obligations of the Company; and

          (iv) the principal portion of Debentures converted into Common Shares pursuant to Article 12.

     "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Debentures on behalf of the Company.

     "Payment Blockage Period" has the meaning specified in Section 1302(b).

     "Payment Event of Default" means any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto.

     "Permitted Senior Indebtedness" means indebtedness that is permitted in accordance with Section 1008.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 306 in exchange for a mutilated Debenture or in lieu of a lost, destroyed or stolen

Debenture shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Debenture.

     "prescribed securities" has the meaning specified in Section 1218.

     "Principal Lender" means Zurich Insurance Company.

     "Purchased Shares" has the meaning specified in Section 1210(f).

     "rate(s) of exchange" has the meaning specified in Section 114(d).

     "Redemption Date" means the date fixed for redemption by or pursuant to this Debenture.

     "Redemption Price" has the meaning specified in Section 1101.

     "Redemption Tax Event" means that the Company shall have received an Opinion of Counsel to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in the laws (or any regulations thereunder) of any Tax Authority, (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), in either case, which amendment or change is enacted, promulgated, issued or announced, or which interpretation is issued or announced, or which action is taken, on or after the date hereof, or (c) any change in the domicile or residence of the Company or the Holder thereby subjecting the parties to the tax laws of another jurisdiction, there is more than an insubstantial risk that the Company has or would become obligated to pay Additional Amounts to the Holder, and the Board concludes that (i) the Additional Amounts are or would be more than a de minimis amount and (ii) such obligation cannot be avoided by the Company taking reasonable measures available to it.

     "Reference Date" has the meaning specified in Section 1210(d).

     "Reference Period" has the meaning specified in Section 1203.

     "Registered Office" means the registered office of the Company, currently located at Suite 314, 214 King Street West, Toronto, Ontario.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the date (whether or not a Business Day) next preceding such Interest Payment Date.

     "Responsible Officer", when used with respect to the Company, means the Chairman, the President, the Chief Financial Officer or the Secretary.

     "Securities Act" means the Securities Act, (Ontario), as amended from time to time.

     "Senior Indebtedness" means: (a) the principal of (and premium, if any, on) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law) and other amounts due on or in connection with any Indebtedness of the Company owed to any Financial Institution pursuant to a negotiated agreement between the Company and such Financial Institution, whether outstanding on the date of this Debenture or hereafter created, incurred or assumed, and all Hedging Obligations with respect thereto; (b) any other Indebtedness unless the instrument under which such Indebtedness is incurred expressly provides that such Indebtedness shall not be senior in right of payment to any other Indebtedness of the Company; and (c) all obligations with respect to items listed in the preceding clauses (a) and (b). Notwithstanding anything to the contrary in the preceding, Senior Indebtedness will not include: (d) any liability for federal, state, local or other taxes owed or owing by the Company; (e) Indebtedness of the Company that is expressly subordinated in right of payment or pari passu to the Debentures; (f) Indebtedness of the Company that is expressly subordinated in right of payment to any Senior Indebtedness; (g) Indebtedness of the Company that by operation of law is subordinate to any general unsecured obligations of the Company; (h) any Indebtedness of the Company to any of its Subsidiaries; (i) any trade payables; or (j) any Indebtedness incurred in violation of this Debenture.

     "Stated Maturity" means, in the case of principal on the Debenture, June 28, 2007, and, in the case of interest thereon, the fixed date on which any installment of interest is due and payable.

     "Subsidiary" means any corporation of which at the time of determination the Company, directly and/or indirectly through one or more Subsidiaries, owns more than 50% of the Voting Stock.

     "Tax Act" means the Income Tax Act (Canada) or a Canadian provincial or territorial income tax statute.

     "Tax Authority" means the Dominion of Canada, any province, territory or other political subdivision thereof or the United States or any state or other political subdivision thereof, as applicable, or any other authority, agency or other person having the power to tax.

     "Trading Day" means a Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable securities exchange in the applicable securities market.

     "Trading Volume" means the total number of shares of Common Stock traded on a particular Trading Day.

     "US$" or "United States" dollar means a dollar or other equivalent unit in currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

     "US Taxes" means any past, present or future tax, duty, levy, impost, deductions, charges, withholdings, assessment, tariff or other government charge (including penalties, interest and other liabilities related thereto) imposed or levied by or on behalf of any Tax Authority in the United States of America.

     "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     SECTION 102. Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Holder to take any action under any provision of this Debenture, the Company shall furnish to the Holder an Officers' Certificate stating that all conditions precedent, if any, provided for in this Debenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Debenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Debenture (other than pursuant to Section 1005) shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 103. Form of Documents Delivered to Holder.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company as to such factual matters, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Debenture, they may, but need not, be consolidated and form one instrument.

     SECTION 104. Acts of Holder.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Debenture to be given or taken by the Holder may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Holder in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Company and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holder. Proof of execution of any such instrument or of writing appointing any such agent shall be sufficient for any purpose of this Debenture and conclusive in favor of the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority.

     (c) The principal amount and serial numbers of Debentures held by any Person, and the date of holding the same, shall be proved by the Debenture Register.

     (d) If the Company shall solicit from the Holder any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of the Holder entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of the Holder generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holder of record at the close of business on such record date shall be deemed to be the Holder; provided that no such authorization, agreement or consent by the Holder on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of such request, demand, authorization, direction, notice, consent, waiver or other Act.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

     SECTION 105.  Notices, etc., to the Holder, Company.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or act of the Company or other documents provided or permitted by this Debenture to be made upon, given or furnished to, or filed with, the Holder by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Holder addressed to it as follows:

     Fairfax Financial Holdings Limited, 95 Wellington Street West, Suite 800, Toronto, Ontario M5J 2N7, Attention: Bradley Martin

or to such other address in Canada or the United States as the Holder may, upon advance written notice, give to the Company.

     (b) Any request, demand, authorization, direction, notice, consent, waiver or Act of the Holder or other documents provided or permitted by this Debenture to be made upon, given or furnished to, or filed with, the Company by the Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its Registered Office.

     SECTION 106.  Deemed Receipt and Waiver.

     Any notice mailed to the Holder in the manner prescribed in Section 105 shall be conclusively deemed to have been received by the Holder or the Company, as the case may be, five (5) Business Days after such mailing, whether or not the intended recipient actually receives such notice. Where this Debenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

     SECTION 107.  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 108.  Successors and Assigns.

     All covenants and agreements in this Debenture by the Company shall bind its successors and assigns, whether so expressed or not. Notwithstanding anything else herein contained, the Holder may not assign or transfer this Debenture or any of its rights hereunder other than to an Affiliate or Affiliates of the Holder (in such proportions of principal as the Holder may see fit).

     SECTION 109.  Severability Clause.

     In case any provision in this Debenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 110.  Benefits of Debenture.

     Nothing in this Debenture, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Conversion Agent, any Securities Registrar and their successors hereunder, the Holder and, with respect to any provisions hereof relating to the subordination of the Debentures or the rights of holders of Senior Indebtedness, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Debenture.

     SECTION 111.  Governing Law.

     This Debenture shall be governed by and construed in accordance with the law of the Province of Ontario, and the laws of Canada applicable therein, without regard to the principles of conflict of laws that would defer to the substantive laws of any other jurisdiction.

     SECTION 112.  Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, Conversion Date, Stated Maturity or Maturity of any Debenture shall not be a Business Day, then (notwithstanding any other provision of this Debenture) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Conversion Date or at the Stated Maturity or Maturity; provided that, subject to section 3.01, no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Conversion Date, Stated Maturity or Maturity, as the case may be.

     SECTION 113. Intentionally Deleted

     SECTION 114. Conversion of Currency.

     (a) The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of this Debenture:

          (i) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into a currency (the "Judgment Currency") an amount due in any other currency (the "Base Currency"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

          (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the Judgment Currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in Base Currency originally due.

     (b) In the event of the winding-up of the Company at any time while any amount or damages owing under this Debenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders harmless against any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the equivalent of the amount in Base Currency due or contingently due under this Debenture (other than under this Subsection (b)) is calculated for the purposes of such winding-up and (ii) the final date for the filing of proofs of claim in such winding-up. For the purpose of this Subsection (b) the final date for the filing of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

     (c) The obligations contained in Subsections (a)(ii) and (b) of this
Section 114 shall constitute separate and independent obligations of the Company from its other obligations under this Debenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by the Holder from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under Subsection (b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders and no proof or evidence of any actual loss shall be required by the Company or its liquidator. In the case of Subsection (b) above, the amount of such deficiency shall not be deemed to be increased or reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

     (d) The term "rate(s) of exchange" shall mean the rate of exchange quoted by the Bank of Montreal, or such other Canadian chartered bank as may be designated in writing by the Company from time to time, at its central foreign exchange desk in its main office in Toronto at 12:00 noon (Toronto time) on the relevant date for purchases of the Base Currency with the Judgment Currency and includes any premiums and costs of exchange payable.

     SECTION 115. Submission to Jurisdiction; Waiver of Immunities.

     The Company agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Debenture may be instituted in any court in The City of Toronto, in the Province of Ontario, and waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, including (without limitation) any objection or defense to any such jurisdiction as an inconvenient forum and irrevocably submits itself to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding.

     To the extent the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Debenture, to the extent permitted by law.

     SECTION 116. Intentionally Deleted.

                                   ARTICLE TWO
                              INTENTIONALLY DELETED



                                  ARTICLE THREE

                                  THE DEBENTURE

     SECTION 301. Terms.

     FOR VALUE RECEIVED, the Company hereby acknowledges itself indebted and promises to pay to the Holder, or its registered assigns, the principal sum of Forty-two Million Five Hundred Thousand Canadian Dollars (Cdn$42,500,000) on June 28, 2006, and to pay interest on the said principal sum from time to time outstanding from the date that the subscription for the Debenture was funded by the Holder, namely June 21, 2001, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid, semi-annually on June 28 and December 28 of each year, commencing December 28, 2001, at the rate of 8.5% per annum until the said principal amount has been paid in full and, to the extent lawful, to pay on demand interest on any overdue interest or principal payment at the rate borne by this Debenture plus 3% per annum. Interest at the applicable rates set out above shall be payable both before and after maturity and before and after judgment.

     The principal of and the interest on this Debenture shall be payable at the Registered Office or agency of the Company in The City of Toronto in such coin or currency of The United States of America at the time and payment is the legal tender for payment of public and private debts in United States Dollars; provided, however, that payment of principal and interest may be made at the option of the Company by mailing a cheque payable to the Holder at such address as appears on the Debenture Register; provided, further, that in the case of payments of principal the Debenture is first surrendered to the Paying Agent. Notwithstanding the foregoing, the Holder will be entitled to receive interest payments, if any, on any Interest Payment Date and principal on Maturity by wire transfer of immediately available funds to an account maintained by the payee located in The United States of America if appropriate wire transfer instructions have been received in writing by the Company not less than 15 days prior to such Interest Payment Date or Maturity, provided that in the case of payments of principal the related Debenture is first surrendered to the Paying Agent. Any such wire transfer instructions received by the Company shall remain in effect until revoked by the Holder.

     The Debenture shall be redeemable as provided in Article Eleven. In the event of a partial redemption, the parties may, upon mutual agreement, indicate on an addendum attached to this Debenture and signed by the parties the amount of principal redeemed, the actual date of redemption and the principal amount remaining on this Debenture after such redemption, as contemplated in Section 1105(d).

     The Debenture shall be convertible as provided in Article Twelve.

     The Debenture shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

     There shall be no sinking fund for the retirement of the Debenture.

     The Company will pay Additional Amounts with respect to the Debenture under certain circumstances as provided in Section 1007.

     SECTION 302. Denominations.

     The Debenture shall be issuable without coupons and only in denominations of US$1,000 and any integral multiple thereof.

     SECTION 303. Execution, Authentication, Delivery and Dating.

     The Debenture shall be executed on behalf of the Company by its Chairman, its President, its Chief Financial Officer or Secretary under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Debenture must be manual.

     In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid (either, a "Successor"), shall have executed a Debenture supplemental hereto with the Holder pursuant to Article Nine, the Debenture delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the Successor, be exchanged for another Debenture executed in the name of the Successor with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Debenture surrendered for such exchange and of like principal amount; however, such exchanged Debenture shall conform to any requirements necessary to ensure that such Debenture will be and will remain exempt from Canadian Taxes and US Taxes including, without limitation, in respect of Canadian Taxes, the requirement in effect on the date of the Debenture that the Holder shall not be entitled to receive shares, other securities or property, other than shares that are "prescribed securities" as defined in Regulation 6208 of the Tax Act; and the Company shall deliver a Debenture as specified in such request for the purpose of such exchange. In the event of a partial redemption, the parties may, upon mutual agreement, indicate on an addendum attached to this Debenture and signed by the parties the amount of principal redeemed, the actual date of redemption and the principal amount remaining on this Debenture after such redemption, as contemplated in Section 1105(d). If any Debenture shall at any time be delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of the Debenture, such successor Person, at the option of the Holder but without expense to the Holder, shall provide for the exchange of all Debentures at the time Outstanding for a Debenture delivered in such new name.

     SECTION 304. Intentionally Deleted.

     SECTION 305. Registration, Registration of Transfer and Exchange.

     (a) The Company shall cause to be kept at the Registered Office a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Debenture(s) and of transfers of the Debenture(s). The Debenture Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Debenture Register shall be open to inspection by the Holder. The Secretary of the Company is hereby initially appointed as security registrar (the "Debenture Registrar") for the purpose of registering Debentures and transfers of Debentures as herein provided.

     Upon surrender for registration of transfer of the Debenture, the Company shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denomination or denominations of a like aggregate principal amount.

     At the option of the Holder, the Debenture may be exchanged for other Debentures of any authorized denomination and of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency. Whenever the Debentures are so surrendered for exchange, the Company shall execute and deliver the Debenture which the Holder making the exchange is entitled to receive.

     All Debentures issued upon any registration of transfer or exchange of the Debenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits as this Debenture.

     Every Debenture presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Debenture Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Debenture Registrar, duly executed by the Holder or the Holder's attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange or redemption of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Section 304, 306, 906, 1104, 1202 or 1204 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Debenture during a period beginning at the opening of business 15 days before the redemption of the Debenture under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or
(ii) to register the transfer of or exchange that portion of the Debenture so selected for redemption.

     SECTION 306. Mutilated, Destroyed, Lost and Stolen Debenture Certificate.

     If (i) any mutilated Debenture is surrendered to the Company, or (ii) the Company receives evidence to its satisfaction of the destruction, loss or theft of the Debenture, and there is delivered to the Company such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company that the Debenture has been acquired by a bona fide purchaser, the Company shall execute, authenticate and deliver, in exchange for any such mutilated Debenture or in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

     Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of a trustee, any Authenticating Agent and the Debenture Registrar) connected therewith.

     Every new Debenture issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Debenture equally and proportionately with any and all other Debentures duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

     SECTION 307. Payment of Interest; Interest Rights Preserved.

     Interest on the Debenture which is payable, and is punctually paid, on any Interest Payment Date shall be paid to the Person in whose name such Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002.

     Subject to the foregoing provisions of this Section and Section 305, upon registration of transfer of or in exchange for or in lieu of the Debenture, any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by the Debenture.

     SECTION 308. Persons Deemed Owners.

     Prior to the due presentment of the Debenture for registration of transfer, the Company, and any agent of the Company, may treat the Person in whose name the Debenture is registered as the owner of the Debenture for the purpose of receiving payment of principal of and (subject to Sections 305 and 307) interest on the Debenture and for all other purposes whatsoever, whether or not the Debenture is overdue, and none of the Company, or any agent of the Company, shall be affected by notice to the contrary.

     SECTION 309. Cancellation.

     The Debenture, if surrendered for payment, redemption, registration of transfer or exchange shall be cancelled promptly by the Company. The Company may at any time cancel any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may cancel any Debentures previously authenticated hereunder which the Company has not issued and sold. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Debenture.

     SECTION 310. Computation of Interest.

     Interest on the Debenture shall be computed on the basis of a 360-day year of twelve 30-day months. For purposes of the Interest Act (Canada), where, in this Debenture, a rate of interest is to be calculated on the basis of a year of 360 days, the yearly rate of interest to which the 360 day rate is equivalent is such rate multiplied by the actual number of days in the year for which such calculation is made and divided by 360.

     SECTION 311. Company to Determine Certain Matters.

     In accordance with the provisions of this Debenture, the Company shall determine solely certain matters relating to the administration of the Debenture, including but not limited to Sections 305, 306, 308 and 1002. It shall be at the Company's sole option to exercise the redemption provisions set forth in Article 11. In addition, it shall be the sole obligation of the Company to satisfy the provisions of Article 12.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

     SECTION 401. Satisfaction and Discharge of Debenture.

     This Debenture shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the Debenture expressly provided for herein or pursuant hereto) and the Holder, shall execute proper instruments acknowledging satisfaction and discharge of this Debenture when the Company has paid or caused to be paid all other sums payable hereunder by the Company; and the Company has delivered to the Holders an Officers' Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Debenture have been complied with.

                                  ARTICLE FIVE
                                    REMEDIES

     SECTION 501. Events of Default.

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest on any Debenture when it becomes due and payable, and continuance of such default for a period of five (5) Business Days; or

          (b) default in the payment of the principal of the Debenture at its Maturity or a Redemption Date; or

          (c) default in the performance, or breach, of any covenant or agreement of the Company in this Debenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Holder a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (d) Indebtedness of the Company shall have been accelerated or otherwise declared or become due and payable or required to be prepaid or repurchased (in each case other than by regularly scheduled required installment), prior to the stated maturity thereof; or

          (e) failure by the Company to pay a final judgment or final judgments or a final order or final orders entered by a court or courts of competent jurisdiction, which judgments or orders in the aggregate exceed US$5 million, and (i) the commencement by any creditor of any enforcement proceeding upon any such judgment or order or (ii) such order remaining unstayed for 45 days; or

          (f) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada) or any other applicable federal or provincial insolvency law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 consecutive days; or

          (g) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada) or any other applicable federal or provincial insolvency law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

     SECTION 502. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 501(f) or 501(g)) occurs and is continuing, then and in every such case the Holder may declare the principal amount of all the Debenture to be due and payable immediately, by a notice in writing to the Company and upon any such declaration such principal amount shall become due and payable. If an Event of Default specified in Section 501(f) or 501(g) occurs and is continuing, then the principal amount of the Debenture shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Holder.

     At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Holder as hereinafter provided in this Article, the Holder by written notice to the Company may rescind and annul such declaration and its consequences if:

     (a) the Company has paid a sum sufficient to pay in [ Canadian/US ]
Dollars:

          (i) all overdue interest on all Outstanding Debentures at the rate set out in Section 301,

          (ii) all unpaid principal of (and premium, if any, on) any Outstanding Debenture which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate set out in
     Section 301,

          (iii) to the extent that payment of such interest is lawful, interest on overdue interest at the rate set out in Section 301, and

     (b) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on the Debenture which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 503. Collection of Indebtedness and Suits for Enforcement by
Holder.

     The Company covenants that if:

          (a) default is made in the payment of any installment of interest on any Debenture when such interest becomes due and payable and such default continues for a period of five (5) Business Days: or

          (b) default is made in the payment of the principal of (or premium, if any, on) the Debenture at the Maturity thereof,

the Company will, upon demand of the Holder pay to the Holder the whole amount then due and payable on such Debenture for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate set out in Section 301, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection.

     If the Company fails to pay such amounts forthwith upon such demand, the Holder may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Debenture and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debenture, wherever situated.

     If an Event of Default occurs and is continuing, the Holder may in its discretion proceed to protect and enforce its rights by such appropriate judicial proceedings as the Holder shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Debenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 504. Holder May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debenture or the property of the Company or of such other obligor or their creditors, the Holder (irrespective of whether the principal of the Debenture shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Holder shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debenture and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Holder allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by the Holder to make such payments to the Holder.

     SECTION 505. Intentionally Deleted.

     SECTION 506. Application of Money Collected.

     Any money collected by the Holder pursuant to this Article shall be applied forthwith in the following order and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Debenture and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: Subject to Article Thirteen, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debenture; and

          SECOND: The balance, if any, to the Person or Persons entitled thereto.

     SECTION 507. Limitation on Suits.

     The Holder shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Debenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder has previously given written notice to the Company of a continuing Event of Default or has made a demand under Section 503 or 504.

     SECTION 508. Unconditional Right of Holder to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Debenture, the Holder shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and the Debenture of the principal of (and premium, if any) and (subject to Section 301) interest on the Debenture on the Maturity expressed in such Debenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     SECTION 509. Restoration of Rights and Remedies.

     If the Holder has instituted any proceeding to enforce any right or remedy under this Debenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Holder, then and in every such case, subject to any determination in such proceeding, the Company and the Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Holder shall continue as though no such proceeding had been instituted.

     SECTION 510. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debenture Certificates in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511. Delay or Omission Not Waiver.

     No delay or omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder, as the case may be. The acceptance of payments under this Debenture by the Holder during an Event of Default will not be considered a waiver of such Event of Default.

     SECTION 512. Intentionally Deleted.

     SECTION 513. Waiver of Past Defaults.

     The Holder may waive any past default hereunder and its consequences.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising there from shall be deemed to have been cured, for every purpose of this Debenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION 514. Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Debenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 515. Undertaking for Costs.

     In any suit for the enforcement of any rights or remedy under this Debenture a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant.

                                   ARTICLE SIX
                              INTENTIONALLY DELETED

                                  ARTICLE SEVEN
                               REPORTS BY COMPANY

     SECTION 701. Reports by Company.

     The Company shall:

     (a) transmit to the Holder, within 15 days after it files its annual and quarterly reports, information, documents and other reports with the Commission, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission,

     (b) transmit to the Holder in the manner provided in Section 106 all information that is provided to the holders of Common Stock within 10 days after such information is provided to such holders of Common Stock,

     (c) provide to the Holder such information about the operations and financial condition of the Company as the Holder may from time to time reasonably request and allow the Holder, on reasonable advance notice from the Holder to the Company, to examine the books of account and records of the Company and discuss the affairs, finances and accounts of the Company with, and to be advised as to the same by, the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and/or General Counsel (or as they may otherwise delegate).

                                  ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 801. Company May Consolidate, etc., Only on Certain Terms.

     The Company shall not, and shall not cause, suffer or permit any of its Subsidiaries to, consolidate or amalgamate with or merge with or into any other Person or sell, convey, transfer or lease or otherwise dispose of all or substantially all of its assets to any Person, unless:

          (a) the entity formed shall be a corporation, partnership or trust organized under the laws of Canada or any province or territory thereof or the United States, any state thereof or the District of Columbia (other than Old Lyme Insurance Co. Ltd., a company domiciled in Bermuda that is a Subsidiary of Kaye Group Inc., a company that the Company has agreed to acquire), and, unless the Company is the continuing corporation, shall expressly assume the Company's obligation to pay principal and interest on the Debenture and to observe the covenants of the Debenture;

          (b) immediately after giving effect to such transaction, (i) on a pro forma basis the Company or such continuing corporation which becomes the successor obligor of the Debentures could incur at least Cdn$1.00 of additional Indebtedness under the first paragraph of Section 1008 (without reliance on paragraph (b) thereof); and (ii) no Default or Event of Default shall have occurred and be continuing;

          (c) the Corporation shall have delivered to the Holder an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance, transfer or lease and the supplemental Debenture comply with this Debenture.

     The requirements of paragraph (b) of this Section 801 shall not apply to any sale, conveyance, transfer, lease or other disposition of the Company's assets to a direct or indirect Subsidiary of the Company.

     SECTION 802. No Consent or Approval Required.

     To the greatest extent permitted by law, no approval or consent of the Holder is required in connection with any consolidation, amalgamation or merger involving the Company, or any sale or conveyance to another Person of all or substantially all the assets of the Company, whether as a result of any of the events referred to in Section 801 or otherwise under the terms of this Debenture.

     SECTION 803. Successor Substituted.

     Upon any consolidation or amalgamation of the Company with or merger of the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or amalgamation into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Debenture with the same effect as if such successor Person had been named as the Company herein.

     SECTION 804. Assignment of Rights.

     The Company will have the right at all times to assign any of its respective rights or obligations under this Debenture to a direct or indirect Subsidiary of the Company; provided, however, that in the event of any such assignment, the Company will remain liable for all of its respective obligations. Subject to the foregoing, this Debenture will be binding upon and inure to the benefit of the parties hereto, the Holder and its respective successors and assigns. This Debenture may not otherwise be assigned by the Company.

                                  ARTICLE NINE
                             SUPPLEMENTAL DEBENTURE

     SECTION 901. Intentionally Deleted.

     SECTION 902. Supplemental Debentures.

     The Company when authorized by a Board Resolution and with the prior consent of The Toronto Stock Exchange, and the Holder may enter into a Debenture supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Debenture or any supplemental Debenture.

     SECTION 903. Intentionally Deleted.

     SECTION 904. Effect of Supplemental Debenture.

     Upon the execution of any supplemental Debenture by the Company and the Holder under this Article, this Debenture shall be modified in accordance therewith, and such supplemental Debenture shall form a part of this Debenture for all purposes; and the Company and the Holder shall be bound thereby.

     SECTION 905. Intentionally Deleted.

     SECTION 906. Reference in Debenture to Supplemental Debentures.

     Any Debenture delivered after the execution of any supplemental Debenture pursuant to this Article may, bear a notation in form approved by the parties as to any matter provided for in such supplemental Debenture. If the Company shall so determine, a new Debenture so modified as to conform, in the opinion of the Company, to any such supplemental Debenture may be prepared and executed by the Company and delivered by the Company in exchange for the Debenture.

     SECTION 907. Intentionally Deleted.

     SECTION 908. Effect on Senior Indebtedness.

No supplemental Debenture shall adversely affect the rights of the holders of Senior Indebtedness under Article Thirteen without the consent of the Holder.

                                   ARTICLE TEN
                                    COVENANTS

     SECTION 1001. Payment of Principal, Premium, if any, and Interest.

     The Company covenants and agrees for the benefit of the Holder that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debenture in accordance with the terms of this Debenture.

     SECTION 1002. Maintenance of Office or Agency.

     The Company will maintain its Registered Office, where the Debenture may be presented or surrendered for payment, where the Debenture may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of this Debenture may be served. The Company will give prompt written notice to the Holder of any change in the location of the Registered Office.

     The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of Toronto) where the Debenture may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of Toronto for such purposes. The Company will give prompt written notice to the Holder of any such designation or rescission and any change in the location of any such other office or agency.

     SECTION 1003. Money for Debenture Payments to Be Held in Trust.

     The Company, on or before each due date of the principal of (or premium, if any) or interest on the Debenture, shall segregate and hold in trust for the benefit of the Holder a sum sufficient to pay the principal of (or premium, if any) or interest so becoming due until such sums shall be paid to the Holder or otherwise disposed of as herein provided and will promptly notify the Holder of its action or failure so to act.

     Any money then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on the Debenture and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be discharged from such trust; and the Holder may thereafter, only as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Company, as trustee thereof, shall thereupon cease.

     SECTION 1004. Corporate Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holder.

     SECTION 1005. Statement by Officers As to Default.

     The Company will deliver to the Holder, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer, as to his or her knowledge, after reviewing the Debenture, of the Company's compliance with all conditions and covenants under this Debenture. In addition, the Company shall notify the Holder in the case of any Event of Default as soon as is reasonably practicable after knowledge of such Event of Default comes to the attention of any of any Responsible Officer. For purposes of this Section 1005, such compliance shall be determined without regard to any period of grace or requirement of notice under this Debenture.

     SECTION 1006. Intentionally Deleted.

     SECTION 1007. Payment of Additional Amounts.

     All adjustments, payments or transfers made by the Company under or with respect to the Debenture (including, but not limited to, the redemption or conversion thereof or as a result of any adjustment to the Conversion Price), or delivery of Common Shares (including cash in lieu of fractional shares) made by or on behalf of the Company will be made free and clear of and without withholding or deduction for or on account of Canadian Taxes and US Taxes, unless the Company is required to withhold or deduct Canadian Taxes or US Taxes by law or by the interpretation or administration thereof by the relevant government authority or agency. If the Company is so required to withhold or deduct any amount for or on account of Canadian Taxes or US Taxes from any payment or transfer made under or with respect to the Debentures (including, but not limited to, the redemption or conversion thereof or as a result of any adjustment to the Conversion Price), the Company will pay as additional interest such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by the Holder after such withholding or deduction (including with respect to Additional Amounts) will not be less than the amount the Holder would have received if such Canadian Taxes or US Taxes, as the case may be, had not been withheld or deducted (a similar payment will also be made to the Holder if the Holder is exempt from withholding but is required to pay tax directly on amounts otherwise subject to withholding); provided, however, that no Additional Amounts related to Canadian Taxes will be payable with respect to a payment made to the Holder (an "Excluded Holder") in respect of the beneficial owner thereof (i) if the Company does not deal at arm's length (for purposes of the Tax Act) with the Holder at the time of the making of such payment, (ii) if the Holder is subject to such Canadian Taxes by reason of its failure to comply with any certification, identification, information, documentation or other reporting requirement if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Canadian Taxes or (iii) which payment is subject to such Canadian Taxes by reason of the Holder carrying on business in or being connected with Canada or any province or territory thereof otherwise than by the mere holding of Debentures or the receipt of payment thereunder. The Company will make such withholding or deduction and remit the full amount deducted or withheld to the relevant authority as and when required in accordance with applicable law. The Company will pay all taxes, interest penalties, liabilities or other amounts due of the Company or the Holder which arise by virtue of any failure of the Company to withhold, deduct and remit to the relevant authority on a timely basis the full amounts required in accordance with applicable law. The Company will furnish to the Holder, within 30 days after the date the payment of any Canadian Taxes or US Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company.

     SECTION 1008. Limitation on Additional Indebtedness.

     (a) The Company shall not, directly or indirectly, Incur any Senior Indebtedness, provided, however, that the Company may incur Senior Indebtedness
(i) if the date of such Incurrence shall be on or prior to the last day of the fourth full fiscal quarter following the date of this Debenture, in an amount not to exceed, together with all other Incurrences under this Section and all other outstanding Senior Indebtedness, U.S.$148 million, or (ii) if the date of such Incurrence is after the last day of the fourth full fiscal quarter following the date of this Debenture then, the Company's EBITDA Ratio for the most recently ended four full fiscal quarters immediately preceding the date on which such additional Indebtedness is Incurred (taken as one accounting period) would not have been greater than 4:1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if the additional Indebtedness had been Incurred at the beginning of such four-quarter period.

     (b) The foregoing provisions will not apply to:

          (i) Indebtedness outstanding on the date of this Debenture;

          (ii) the Incurrence of any Indebtedness in exchange for, or the proceeds of which are used to refund, refinance or replace Indebtedness that was outstanding on the date of this Debenture or otherwise permitted by the terms of this Debenture to be then outstanding;

          (iii) the Incurrence of Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Debenture to be outstanding;

          (iv) the Incurrence of intercompany Indebtedness between the Company and its Subsidiaries; and

          (v) the Incurrence of Indebtedness represented by capital lease obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of the Company and its Subsidiaries, including any Encumbrances on (and limited to) such assets to secure such Indebtedness.

     SECTION 1009. Limitations on Issuances of Guarantees of Senior
Indebtedness.

     The Company will not permit any of its Subsidiaries, directly or indirectly, to guarantee or pledge or grant any Encumbrance upon any assets to secure the payment of any Senior Indebtedness of the Company, unless such Subsidiary simultaneously executes and delivers a supplemental Debenture providing for the guarantee of, or pledge of assets to secure, the payment of the Debenture by such Subsidiary, which guarantee or pledge shall be on terms substantially similar to the guarantee of or pledge of assets regarding such Senior Indebtedness and shall be subordinated to such guarantee or pledge of assets of such Senior Indebtedness to the same extent as the Debenture is subordinated to such Senior Indebtedness. It is the intention of all such parties hereto that any guarantee of the Debentures by any Subsidiary of the Company shall not constitute a fraudulent transfer or conveyance for purposes of Canadian federal or provincial law relating to fraudulent transfer or conveyance. To effectuate the foregoing intention, the Holder hereby irrevocably agrees that the obligations of such Subsidiary under any guaranty of the Debenture shall be limited to the maximum amount that will not result in the obligations of the Subsidiary constituting such fraudulent transfer or conveyance (taking into account the subrogation and contribution rights such Subsidiary may have against the borrower or any other guarantor or person).

     Notwithstanding the preceding paragraph, any guarantee of, or pledge of assets with respect to the Debenture by a Subsidiary of the Company will provide by its terms that it will be automatically and unconditionally released and discharged in connection with any permitted sale or disposition of all or substantially all of the assets of such Subsidiary (including by way of permitted merger or consolidation), or in connection with any permitted sale of all the capital stock of such Subsidiary.

     SECTION 1010. Limitation on Senior Subordinated Indebtedness.

     The Company will not Incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is pari passu in right of payment to this Debenture, other than 8.5% convertible subordinated debentures due 2006 (subject to a call to redeem after three years) to be issued by the Company and sold to the Principal Lender, in aggregate principal amount not to exceed Cdn$42.5 million.

     SECTION 1011. Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1007 through 1009, if before or after the time for such compliance, the Holder waives such compliance (with or without conditions) in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN
                            REDEMPTION OF DEBENTURES

     SECTION 1101. Right of Redemption.

     Other than as hereinafter set out, the Debentures may not be redeemed at the election of the Company.

     Upon the occurrence of a Redemption Tax Event, the Company may, at its option, redeem all of the Debentures upon notice as set forth in Section 1105, at 100% of the principal amount (the "Redemption Price") plus any accrued and unpaid interest to the Redemption Date and any Additional Amounts owed on such interest; provided that (i) no such notice of redemption may be given earlier than 60 Business Days prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Debentures then due, and (ii) at the time such notice is given, the circumstances creating the obligation to pay such Additional Amounts remain in effect.

     Prior to the giving of any such notice of redemption, the Company must deliver to the Holder (i) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right to the Company so to redeem have occurred, (ii) a Board Resolution to the effect that the Board has concluded that the Additional Amounts are or would be more than a de minimis amount and such obligations cannot be avoided by the Company taking reasonable measures available to it, and (iii) an Opinion of Counsel acceptable to the Holder, acting reasonably, to the effect that the Company has or would become obligated to pay any Additional Amounts as a result of the Redemption Tax Event. The Company's right to redeem the Debentures shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts.

     SECTION 1102. Applicability of Article.

     Redemption of the Debenture at the election of the Company, as permitted or required by any provision of this Debenture, shall be made in accordance with such provision and this Article.

     SECTION 1103. Election to Redeem; Notice to Holder.

     The election of the Company to redeem the Debenture pursuant to Section 1101 shall be evidenced by a Board Resolution. The Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Holder), notify the Holder of such Redemption Date and of the principal amount of the Debenture to be redeemed.

     SECTION 1104. Debentures to be Redeemed.

     No partial redemption of the Debenture shall reduce the portion of the principal amount of the Debenture not redeemed to less than US$1,000.

     Upon any redemption of any portion of the Debenture the Company and the Holder shall treat as Outstanding any portion of the Debenture not thereafter surrendered for conversion in accordance with Article 12 and any portion of the Debenture thereafter delivered to the Holder in exchange for the unconverted portion of the Debenture converted in part.

     For all purposes of this Debenture, unless the context otherwise requires, all provisions relating to redemption of the Debenture shall relate to the portion of the principal amount of the Debenture which has been or is to be redeemed.

     SECTION 1105. Notice of Redemption.

     Notice of redemption shall be given by the Company to the Holder in the manner provided for in Section 105 not less than 30 nor more than 60 days prior to the Redemption Date.

     All notices of redemption shall state:

          (a) the Redemption Date,

          (b) the Redemption Price and the amount of accrued and unpaid interest, if any, to the Redemption Date payable as provided in Section 1107,

          (c) in the case of a partial redemption, the principal amount of the Debenture to be redeemed,

          (d) in the case of a partial redemption, the notice shall state that on and after the Redemption Date, upon surrender of the Debenture, the Holder will receive, without charge, a new Debenture or Debentures of authorized denominations for the principal amount thereof remaining unredeemed or, in the alternative, the parties may, upon mutual agreement, indicate on an addendum attached to this Debenture and signed by the parties the amount of principal redeemed, the actual date of redemption and the principal amount remaining on this Debenture after such redemption,

          (e) (i) the Conversion Price then in effect, and (ii) the places where the Debenture may be surrendered for conversion,

          (f) that on the Redemption Date, the Redemption Price (and accrued interest and unpaid interest, if any, to the Redemption Date payable as provided in Section 1107) will become due and payable upon the applicable portion of the Debenture, and that interest thereon will cease to accrue on and after said date, and

          (g) the place or places where the Debenture is to be surrendered for payment of the Redemption Price and accrued interest, if any.

     SECTION 1106. Deposit of Redemption Price.

     Prior to any Redemption Date, the Company shall deposit, segregate and hold in trust as provided in Section 1003 an amount of money sufficient to pay the Redemption Price of, and accrued interest on, that the portion of the Debenture which is to be redeemed on that date.

     SECTION 1107. Debentures Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, and unless the Holder shall have exercised a conversion right under Article Twelve, the portion of the Outstanding Debenture to be so redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such portion of the Debenture shall cease to be Outstanding and to bear interest. Upon surrender of the Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holder, or one or more Predecessor Debentures, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of
Section 301.

                                 ARTICLE TWELVE
                            CONVERSION OF DEBENTURES

     SECTION 1201. Holder Conversion Option.

     Subject to and upon compliance with the provisions of this Article, the Holder at its option, at any time prior to 5:00 p.m. (Toronto time) on the Business Day immediately preceding the Maturity, or, in the case of a redemption, any time prior to 5:00 p.m. ((Toronto time) on the Business Day immediately preceding the Redemption Date, may convert the Debenture (or any portion of the principal amount thereof that is an integral multiple of US$1,000), into that number of fully paid and nonassessable Common Shares as calculated by such quotient where the numerator is the principal amount of the Debenture to be converted and the denominator is the Conversion Price, as defined below (the "Holder Conversion Option").

     The price at which Common Shares shall be delivered upon a conversion by a Holder (herein called the "Conversion Price") shall be Seventeen Canadian Dollars (Cdn $17) per Common Share, as adjusted in certain instances as provided in this Article Twelve.

     SECTION 1202. Exercise of Holder Conversion Option.

     In order to exercise the Holder Conversion Option, the Holder shall (A) surrender the Debenture, duly endorsed or assigned to the Company or in blank at any office or agency of the Company maintained for that purpose pursuant to
Section 1002, and (B) deliver to such office or agency a duly signed and irrevocable completed Notice of Conversion (a "Notice of Conversion") in the form set out below stating that the Holder elects to convert such Debenture or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted.

                                CONVERSION NOTICE

     The undersigned holder of this Debenture hereby irrevocably converts the Debenture, or any portion of the principal amount at Maturity hereof (which is an integral multiple of US $1,000) below designated, into Common Shares of the Company in accordance with the terms of this Debenture, and directs that such shares, together with a Cheque in payment for any fractional shares and any Debentures representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If Common Shares or Debentures are to be registered in the name of a Person other than the undersigned (which other Person the undersigned acknowledges may only be an affiliate of the undersigned), the undersigned will pay all transfer taxes, if any, payable with respect thereto.

Dated:
      ----------------------

                                       -----------------------------------------


                                       -----------------------------------------
                                       Signature(s)





If Common Shares or Debentures are to be registered in If only a portion of the Debenture is to be converted, the name of a Person other than the Holder, please indicate: print such Person's name and address:


-------------------------------------        Principal amount to be converted:

Name                                         US$
                                                --------------------------------
                                                    (US$1,000 denomination or
-------------------------------------               integral multiple thereof)
Address

-------------------------------------
Taxpayer
Identification Number, if any


     The Debenture, if surrendered for conversion (in whole or in part) other than on an Interest Payment Date, shall be entitled to, and the Company shall make, a payment of interest, calculated in the normal course, on the outstanding principal for that portion of the period during which such principal was not converted on the next succeeding Interest Payment Date. For greater certainty, the principal amount of the Debenture that is converted shall be entitled to interest up to the Conversion Date, such interest to be paid on the next succeeding Interest Payment Date, together with interest on that portion of the principal that was not converted. The Company's delivery to the Holder of the number of Common Shares (and cash in lieu of fractions thereof) into which the Debenture is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Debenture.

     The Holder shall promptly deliver to the Company and the Company, in turn, to the transfer agent of the Common Shares, notification of such Notice of Conversion at the address described in Section 105

     The Debenture shall be deemed to have been converted immediately prior to the close of business on the Business Day of surrender of the Debenture for conversion (the "Conversion Date") in accordance with the foregoing provisions, and at such time the rights of the Holder, as holder of the principal amount of the Debenture so converted, shall cease, and the Person or Persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Shares at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver to the Holder, a certificate or certificates for the number of full shares of Common Shares issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1208.

     If the Debenture is converted in part only, upon such conversion the Company shall execute and deliver to the Holder, at the expense of the Company, a new Debenture or Debentures of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Debenture. The Debenture may be converted in part, but only if the principal amount to be converted is any integral multiple of US$1,000.

     SECTION 1203. Company Conversion Option.

     Subject to and upon the compliance with the provisions of this Article, the Company is entitled, at any time after the fifth (5th) anniversary of the date of this Debenture that the weighted average Closing Sale Price of the Common Shares for 20 consecutive Trading Days (the "Reference Period") ending on the Trading Day immediately prior to the day which the Company sends out a notice of conversion pursuant to Section 1206, exceeds NINETEEN Canadian Dollars (Cdn$19) per Common Share, as adjusted in certain instances as provided in this Article Twelve (the "Company Conversion Threshold"), at its option (the "Company

Conversion Option"), in whole or in part, to require the Holder to convert the Debentures held by such Holder into that number of fully paid and non-assessable Common Shares as calculated by such quotient where the numerator is the principal amount of the Debenture to be converted and the denominator is the Conversion Price multiplied by the Exchange Rate.

     As used in this Debenture, "weighted average" of the Closing Sale Price of the Common Shares shall be calculated as the sum of the product of the Closing Sale Price multiplied by the Trading Volume of the Common Shares on The Toronto Stock Exchange (or such successor exchange) of each Trading Day within the Reference Period divided by the total Trading Volume of the Common Shares on The Toronto Stock Exchange (or such successor exchange) during the Reference Period.

     SECTION 1204. Exercise of Company Conversion Option.

     In order to exercise the Company Conversion Option, the Company shall provide a conversion notice pursuant to Section 1206. On the Conversion Date specified by the Company in such notice, the Holder must (a) surrender the Debentures subject to the Company Conversion Option, (b) furnish appropriate endorsements or transfer documents if required by the Conversion Agent, (c) pay any transfer or similar tax, if required, and (d) pay any interest payments as described in the next succeeding sentence. In case the Conversion Date specified by the Company in a notice pursuant to a Company Conversion Option shall be made subsequent to an Interest Payment Date but prior to the next Interest payment Date (except Debentures called for redemption on a Redemption Date during such period), the Holder will be entitled to an amount equal to the ratable interest payable from such prior Interest Payment Date to the Conversion Date on the principal amount of the Debenture then being converted by the Company. The Company's delivery to the Holder of the number of Common Shares (and cash in lieu of fractions thereof, as provided in the Debenture) into which the Debenture is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Debenture.

     Debentures shall be deemed to have been converted immediately prior to the close of business on the Conversion Date in accordance with the foregoing provisions, however, in no event shall the Conversion Date upon a Company Conversion Option be later than 30 days from the date the Company provides a conversion notice to the Holder, and at such time the rights of the Holder of the Debenture, as holder, shall cease, and the Person or Persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Shares at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver to the Conversion Agent, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Shares issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1208.

     In the case of any Debenture which is converted at the option of the Company in part only, upon such conversion the Company shall execute and deliver to the Holder, at the expense of the Company, a new Debenture or Debentures of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such

Debenture. A Debenture may be converted in part, but only if the principal amount of such Debenture to be converted is any integral multiple of US$1,000.

     SECTION 1205. Election to Convert; Notice to Holder.

     The election of the Company to convert the Debenture pursuant to Section 1203 shall be evidenced by Board Resolution. In case of any Company Conversion Option, the Company shall at least 30 days prior to the Conversion Date fixed by the Company (unless a shorter notice shall be satisfactory to the Holder), notify the Holder of such Conversion Date.

     SECTION 1206. Notice of Company Conversion.

     The conversion notice given by the Company to the Holder shall be given in the manner provided for in Sections 105 and 106 and pursuant to Section 1203.

     A conversion notice issued by the Company pursuant to a Company Conversion Option shall state:

     (a) the Conversion Date,

     (b) the Conversion Price, and the amount of accrued and unpaid interest, if any, on the Debentures to be converted from the Conversion Date to the next subsequent Interest Payment Date payable as provided in Section 1203, and

     (c) the place or places where the Debenture is to be surrendered for conversion.

     A conversion notice shall be given by the Company at the expense of the Company.

     SECTION 1207. Debenture to be Converted Upon a Company Conversion Notice.

     A conversion notices having been given as aforesaid, that principal portion of the Debenture to be so converted shall, on the Conversion Date, be converted into that number of fully paid and nonassessable Common Shares (calculated as to each conversion to the nearest 1/100th of a share) as calculated by such quotient where the numerator is the principal amount of the Debenture to be converted and the denominator is the Conversion Price multiplied by the Exchange Rate (together with accrued and unpaid interest, if any, to the Conversion
Date), and from and after such date (unless the Company shall default in providing Holders with such Common Shares), the converted portion of the principal of the Debenture shall cease to bear interest.

     SECTION 1208. Fractions of Shares.

     No fractional Common Shares shall be issued upon conversion of any Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be completed on the basis of the aggregate principal amount of the Debenture (or specified portions thereof) so surrendered. Instead of any fractional share of Common Shares which would otherwise be issuable upon conversion of the Debenture (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Conversion Price per Common Share (calculated in accordance with Section 1210(h) below) at the close of business on the Conversion Date.

     In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the Holder. The Conversion Agent is hereby authorized to convert all or a portion of the Debentures into Common Shares and thereupon to deliver such Common Shares in accordance with the provisions of this Article and to deliver to the Holder a new Debenture or Debentures for any resulting unconverted principal amount.

     SECTION 1209. Expiration of the Holder Conversion Option.

     The conversion rights of the Holder shall expire (a) at 5:00 p.m. Toronto, Ontario time on the Business Day prior to the Maturity Date of the Debentures, or (b) if the Debenture is called for redemption, at 5:00 p.m. Toronto, Ontario time on the Business Day prior to the Redemption Date, unless in either case the Company defaults in making the payment due upon redemption or such Maturity Date (both referred to as the "Conversion Expiration Date"), in which event conversion rights shall continue until payment is made.

     SECTION 1210. Adjustment of Conversion Price.

     No adjustment will be made to the Conversion Price or the Company Conversion Threshhold (each, a "Conversion Amount") other than as described in this Article. The Conversion Amount shall be subject to adjustments from time to time as follows:

     (a) In case the Company shall pay or make a dividend or other distribution on any of its Common Shares payable in Common Stock to all holders of its Common Stock, the Conversion Amount in effect at the opening of business on the Business Day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Amount by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the Business Day following the date fixed for such determination. For purposes of this paragraph (a), the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares. The Company will not pay any dividend or make any distribution on Common Shares that have not been issued.

     (b) In case the Company shall issue rights, options or warrants to all holders of Common Shares entitling them to subscribe for or purchase shares of any class of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (h) of this Section) of such class of Common Stock on the date fixed for the determination of shareholders entitled to receive such rights, options or warrants, the Conversion Amount in effect at the opening of business on the Business Day following the date fixed for such determination shall be reduced by multiplying such Conversion Amount by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares. The Company will not issue any rights, options or warrants in respect of Common Shares held in the treasury of the Company. In the event that such rights, warrants or options are not so issued, the Conversion Amount shall again be adjusted to be the Conversion Amount which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights, warrants or options had not been fixed. In determining whether any rights, warrants or options entitle the holders to subscribe for or purchase Common Shares at less than such current market price, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received by the Company for such rights, warrants or options, the value of such consideration, if other than cash, to be determined by the Board of Directors whose determination shall be conclusive and binding.

     (c) In case outstanding shares of Common Shares shall be subdivided into a greater number of Common Shares, and, conversely, in case outstanding shares of Common Shares shall each be combined into a smaller number of Common Shares, the Conversion Amount in effect at the opening of business on the Business Day following the day upon which such subdivision or combination becomes effective shall be adjusted by the Company so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Amount adjustment contemplated by this paragraph (c) by a fraction of which the numerator shall be the number of Common Shares outstanding immediately prior to such subdivision or combination and the denominator shall be the number of Common Shares outstanding immediately after giving effect to such subdivision or combination, such adjustment to become effective immediately after the opening of business on the Business Day following the day upon which such subdivision or combination becomes effective.

     (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Shares or shares of any class of its capital stock, or other property (including securities, but excluding (i) any rights, options or warrants referred to in paragraph (b) of this Section, (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (a) of this Section, and (iv) any merger, consolidation or other transaction to which Section 1218 applies), the Conversion Amount shall be reduced so that the same shall equal the price determined by multiplying the Conversion Amount in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which (i) the numerator shall be the current market price per share (determined as provided in paragraph
(h) of this Section) of the Common Shares on the third Trading Day prior to the date fixed for such determination (such third Trading Day being the "Reference Date") less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on the Reference Date of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one Common Share and the denominator shall be the current market price per Common Share on the Reference Date, such adjustment to become effective immediately prior to the opening of business on the day following the Reference Date.

     (e) In case the Company shall, by dividend or otherwise, distribute to all holders of Common Shares cash (excluding any cash that is distributed upon a merger or consolidation to which Section 1218 applies or as part of a distribution referred to in paragraph (d) of this Section) in an aggregate amount that, combined together with (i) the aggregate amount of any other cash distributions to all holders of Common Shares made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (e) has been made and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of Common Shares concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (f) of this Section has been made, exceeds 12.5% of the product of the current market price per Common Share on the date for the determination of holders of Common Shares entitled to receive such distribution times the number of Common Shares outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Conversion Amount in effect immediately prior to the close of business on the date fixed for determination of the shareholders entitled to receive such distribution shall be reduced by a fraction (1) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (h) of this Section) of the Common Shares on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined amount in (i) and (ii) above over such 12.5% and (y) the number of Common Shares outstanding on such date for determination and (2) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (h) of this Section) of the Common Shares on such date of determination.

     (f) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary for all or any portion of the Common Shares shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per Common Share having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the current market price per Common Share (determined as provided in paragraph (h) of this Section) as of the Trading Day next succeeding the Expiration Time, the Conversion Amount shall be reduced so that the same shall equal the price determined by multiplying the Conversion Amount in effect immediately prior to the effectiveness of the Conversion Amount reduction contemplated by this paragraph (f) by a fraction of which the numerator shall be the product of the number of Common Shares outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the respective current market price per Common Share (determined as provided in paragraph (h) of this Section) on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (i) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (ii) the product of the number of shares of each class of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the respective current market price per share (determined as provided in paragraph (h) of this Section) of each such Common Shares on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the Trading day following the Expiration Time.

     (g) The reclassification of any Common Shares into securities (other than any reclassification upon a consolidation or merger to which Section 1218 applies) shall be deemed to involve (i) a distribution of such securities to all holders of Common Shares (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (d) of this Section), and (ii) a subdivision or combination, as the case may be, of the number of Common Shares outstanding immediately prior to such reclassification into the number of Common Shares outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (c) of this Section).

     (h) For the purpose of any computation under paragraphs (b), (d), (e) or
(f) of this Section 1210, the current market price per share of a class of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Sale Prices per share of such class for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "`ex' date", when used with respect to any issuance or distribution, means the first date on which such class of Common Stock trades in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

     (i) No adjustment in the Conversion Amount shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(i)) would require an increase or decrease of at least one percent in such price; provided, however, that any adjustments which by reason of this paragraph
(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (j) With the prior consent of The Toronto Stock Exchange, the Company at its option may make such reductions in the Conversion Amount, for the remaining term of the

Debentures or any shorter term, in addition to those required by paragraphs (a) through (f) of this Section 1210, as it considers to be advisable in order to avoid or diminish any income tax to any holders of Common Shares resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

     (k) No adjustment to the Conversion Amount shall be made for any event referred to in paragraphs (a) through (f) of Section 1210, if the Board of Directors, acting reasonably and in good faith, determines that the Holder will participate in the event on a basis that is fair and appropriate in light of the basis on which holders of Common Shares participate in the event;, such participation subject to the prior consent of The Toronto Stock Exchange.

     SECTION 1211. Notice of Adjustments of Conversion Amount.

     Whenever the Conversion Amount is adjusted as herein provided:

     (a) the Company shall compute the adjusted Conversion Amount in accordance with Section 1210 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Amount and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Conversion Agent; and

     (b) a notice stating that the Conversion Amount has been adjusted and setting forth the adjusted Conversion Amount shall forthwith be required, and as soon as practicable after it is required, such notice, together with the Certificate referred to in Section 1211(a), shall be provided by the Company to the Holder in accordance with Section 106.

     SECTION 1212. Notice of Certain Corporate Action.

     In case:

     (a) the Company shall declare a dividend (or any other distribution) on its Common Shares payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 1210; or

     (b) the Company shall authorize the granting to all holders of Common Shares of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

     (c) of any reclassification of Common Shares (other than a subdivision or combination of its outstanding shares of Common Shares), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

     (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

     (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of any class of the Company's outstanding shares of Common Shares that would require an adjustment of the Conversion Amount pursuant to paragraph (f) of Section 1210 (or shall amend any such tender offer);

     then the Company shall cause to be filed at the Registered Office, and shall cause to be provided to the Holder in accordance with Section 106, on or before the date that is the earlier of (i) 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, and (ii) five (5) Business Days after the date upon which the Board of Directors determines to take the relevant action or send to the shareholders the applicable notice, a notice stating (iii) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants are to be determined, (iv) the date on which the right to make tenders under such tender offer expires or (iv) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as to which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up.

     SECTION 1213. Dividend Reinvestment and Other Plans.

     Notwithstanding anything to the contrary in this Article, no adjustment of the Conversion Amount will be made upon the issuance of any Common Shares of the Company pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amount in Common Shares of the Company under any such plan, or the issuance of any Common Shares or options or rights to purchase such shares pursuant to any present or future employee benefit plan or program of the Company or pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security which does not constitute an issuance to all holders of Common Shares or a class thereof, of rights or warrants entitling holders of such rights or warrants to subscribe for or purchase Common Shares at less than the current market price (as determined in paragraph (h) of Section 1210)

     SECTION 1214. Company to Maintain Authorized Capital.

     The Company shall at all times have authorized capital that includes an unlimited number of Common Shares.

     SECTION 1215. Taxes on Conversions.

     The Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Shares on conversion of the Debenture pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Shares in a name other than that of the Holder, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

     SECTION 1216. Covenant as to Common Shares.

     The Company agrees that all Common Shares which may be delivered upon conversion of the Debenture, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and free of any items, charges or adverse claims.

     SECTION 1217. Cancellation of Converted Debenture.

     The Debenture, if delivered for conversion, shall be cancelled by the Company.

     SECTION 1218. Provision in Case of Amalgamation, Consolidation, Merger or Sale of Assets.

     (a) In case of any amalgamation or consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be (a "Successor"), shall execute and deliver to the Holder a supplemental Debenture providing that the Holder shall have the right thereafter, during the period the Debenture shall be convertible as specified in Section 1201, to convert the Debenture only into the kind and amount of securities, cash and other property receivable upon such amalgamation, consolidation, merger, sale or transfer by a holder of the number of Common Shares of the Company into which the Debenture might have been converted immediately prior to such amalgamation, consolidation, merger, sale or transfer, subject to any requirements necessary to ensure that the Debenture will not be subject to Canadian or United States withholding tax as a result of such event, and assuming such holder of Common Shares of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and
(ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share of the Company held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 1218 the kind and amount of securities, cash and other property receivable upon such amalgamation, consolidation, merger, sale or transfer by the holders of each Non-electing Shares shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares), subject, however, to any requirements necessary to ensure that the Debenture will be and will remain exempt from Canadian Taxes and US Taxes, including, without limitation, the requirement in respect of Canadian Taxes in effect on the date hereof that the Holder shall not be entitled to receive shares, other securities or property, other than shares that are "prescribed securities" as defined in

Regulation 6208 to the Tax Act. Notwithstanding the foregoing, if such Successor, due to its continuation or domicile in another jurisdiction, is unable to issue such supplemental Debenture in conformity to any requirements necessary to ensure that such Debenture will be and will remain exempt from Canadian Taxes and US Taxes, such inability will not constitute an Event of Default or any other breach of the terms of this Debenture, provided that the Company otherwise complies with Section 1007. Such supplemental Debenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental Debenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this
Section 1218 shall similarly apply to successive consolidations, mergers, sales or transfers. Notice of execution of such a supplemental Debenture shall be given by the Company to the Holder as provided in Section 106 promptly upon such execution.

     (b) In case of any distribution of assets or properties of the Company or any of its Subsidiaries to all holders of the Common Shares of the Company (including securities, but excluding (i) any rights, options or warrants referred to in Section 1210(b), (ii) any dividend or distribution paid exclusively in cash or shares of Indebtedness or capital stock issued by the Company, (iii) any dividend or distribution referred to in Section 1210(a), and
(iv) any merger, consolidation or other transaction to which Section 1218(a) applies), the Company shall provide the Holder with notice of such distribution at least 30 days prior to the Regular Record Date pertaining to the distribution (it being the intent that the Holder be given the opportunity to convert the Debenture to Common Shares of the Company during such period).

     SECTION 1219. Intentionally Deleted.

                                ARTICLE THIRTEEN
                           SUBORDINATION OF DEBENTURES

     SECTION 1301. Debentures Subordinate to Permitted Senior Indebtedness.

     The Company covenants and agrees, and the Holder, by its acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Permitted Senior Indebtedness that, to the extent and in the manner hereinafter set forth in this Article and in Section 1008, the indebtedness represented by the Debenture and the payment of the principal of and interest on the Debenture are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of all Permitted Senior Indebtedness.

     SECTION 1302. Suspension of Payment When Permitted Senior Indebtedness in Default.

     (a) Unless Section 1303 shall be applicable, upon (1) the occurrence of a Payment Event of Default and (2) receipt by the Holder of written notice of such occurrence, then no payment or distribution of any assets of the Company of any kind or character shall be made by the Company on account of principal of (or premium, if any) or interest on the Debenture or on account of the purchase or redemption or other acquisition of the Debenture unless and until such Payment Event of Default shall have been cured or waived in writing or shall have ceased to exist or such Permitted Senior Indebtedness shall have been discharged, after which the

Company shall resume making any and all required payments in respect of the Debenture, including any missed payments, together with interest on all missed payments.

     (b) Unless Section 1303 shall be applicable, upon (1) the occurrence of a Non-payment Event of Default and (2) receipt by the Holder from the representative of holders of Permitted Senior Indebtedness of written notice of such occurrence, then no payment or distribution of any assets of the Company of any kind or character shall be made by the Company on account of any principal of (or premium, if any) or interest on the Debenture or on account of the purchase or redemption or other acquisition of the Debenture for a period ("Payment Blockage Period") commencing on the earlier of the date of receipt by the Company or the date of receipt by the Holder of such notice from the Agent or such other representative unless and until (subject to any blockage of payments that may then be in effect under paragraph (a) of this Section) (x) more than 180 days shall have elapsed since receipt of such written notice by the Company or the Holder, whichever was earlier, (y) such Non-payment Event of Default shall have been cured or waived in writing or shall have ceased to exist or such Permitted Senior Indebtedness shall have been discharged or (z) such Payment Blockage Period shall have been terminated by written notice to the Company or the Holder from the Agent or such other representative initiating such Payment Blockage Period, after which, in the case of clause (x), (y) or
(z), the Company shall resume making any and all required payments in respect of the Debenture, including any missed payments, together with interest on all missed payments. Notwithstanding any other provision of this Agreement, only one Payment Blockage Period may be commenced within any consecutive 365-day period, and no event of default with respect to Permitted Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period initiated by or behalf of such Permitted Senior Indebtedness shall be, or be made, the basis for the commencement of a second Payment Blockage Period whether or not within a period of 365 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days subsequent to the commencement of such initial Payment Blockage Period. In no event will a Payment Blockage Period extend beyond 180 days.

     (c) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Holder of the Debenture prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     SECTION 1303. Liquidation; Dissolution; Bankruptcy.

     (a) Upon any distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all principal, premium, if any and interest due on all Permitted Senior Indebtedness of the Company permitted by Section 1008 shall first be paid in full before the Holder is entitled to receive or retain any payment (excluding any class of shares of Common Stock); and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character whether in cash, property or securities (excluding any class of shares of Common Stock), which the Holder would be entitled to receive from the Company, except for the provisions of this Article Thirteen, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, or by the Holder under this Debenture if received by them or it, directly to the holders of Permitted Senior Indebtedness of the Company or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Permitted Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, to the extent necessary to pay such Permitted Senior Indebtedness in full, in cash, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Permitted Senior Indebtedness, before any payment or distribution is made to the Holder.

     (b) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding any class of shares of Common Stock), prohibited by the foregoing, shall be received by the Holder before all Permitted Senior Indebtedness of the Company permitted by Section 1008 is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Permitted Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Permitted Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, to the extent necessary to pay such Permitted Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Permitted Senior Indebtedness, before any payment or distribution is made to the Holders.

     (c) For purposes of this Article Thirteen, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Thirteen with respect to the Debentures to the payment of all Permitted Senior Indebtedness of the Company, as the case may be, that may at the time be outstanding; provided, however, that (i) such Permitted Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of such Permitted Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The amalgamation or consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer its properties or assets substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eight of this Debenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1303 if such other corporation shall, as a part of such amalgamation, consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight of this Debenture.

     SECTION 1304. Subrogation.

     (a) Subject to the payment in full of all Permitted Senior Indebtedness of the Company permitted by Section 1008 then outstanding, the rights of the Holder shall be subrogated to the rights of the holders of such Permitted Senior Indebtedness to receive payments or distributions of such cash, property or securities of the Company, as the case may be, applicable to such Permitted Senior Indebtedness until the principal of and interest on the Debenture shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Permitted Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Article Thirteen, and no payment over pursuant to the provisions of this Article Thirteen to or for the benefit of the holders of such Permitted Senior Indebtedness by the Holder, shall, as between the Company, its creditors other than holders of Permitted Senior Indebtedness of the Company, and the Holder, be deemed to be a payment by the Company to or on account of such Permitted Senior Indebtedness. It is understood that the provisions of this Article Thirteen are and are intended solely for the purposes of defining the relative rights of the Holder, on the one hand, and the holders of such Permitted Senior Indebtedness on the other hand.

     (b) Nothing contained in this Article Thirteen or elsewhere in this Debenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Permitted Senior Indebtedness of the Company, and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal of and interest on the Debenture as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the Holder and creditors of the Company, as the case may be, other than the holders of Permitted Senior Indebtedness of the Company, as the case may be, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Debenture, subject to the rights, if any, under this Article Thirteen of the holders of such Permitted Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

     (c) Upon any payment or distribution of assets of the Company referred to in this Article Thirteen, the Holder shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Holder, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Permitted Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen.

     SECTION 1305. Holder to Effectuate Subordination.

     The Holder shall take such action as may be necessary or appropriate to effectuate the subordination provided in this Article.

     SECTION 1306. No Waiver of Subordination Provisions.

     (a) No right of any present or future holder of any Permitted Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Debenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     (b) Without in any way limiting the generality of paragraph (a) of this Section, the holders of Permitted Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holder, without incurring responsibility to the Holder and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holder to the holders of Permitted Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or, subject to Section 1008, alter, Permitted Senior Indebtedness or any instrument evidencing the same or any agreement under which Permitted Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Permitted Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Permitted Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

     SECTION 1307. Notice to Holder.

     (a) The Company shall give prompt written notice in the form of an Officers' Certificate to the Holder of any fact known to the Company which would prohibit the making of any payment to or by the Holder in respect of the Debenture. Notwithstanding the provisions of this Article or any other provision of this Debenture, the Holder shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Holder in respect of the Debentures, unless and until the Holder shall have received written notice thereof from the Company or a holder of Permitted Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Holder shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Holder shall not have received the notice provided for in this Section at least three (3) Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Debenture), then, anything herein contained to the contrary notwithstanding, the Holder shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

     (b) The Holder shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Permitted Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Permitted Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Holder determines in good faith that further evidence is required with respect to the right of any Person as a holder of Permitted Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Holder may request such Person to furnish evidence to the reasonable satisfaction of the Holder as to the amount of Permitted Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article and, if such evidence is not furnished, the Holder may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 1308. Intentionally Deleted.

     SECTION 1309. Intentionally Deleted.

     SECTION 1310. No Suspension of Remedies.

     Nothing contained in this Article shall limit the right of the Holder to take any action to accelerate the maturity of the Debentures pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, except as provided in Article Five.

     SECTION 1311. Permitted Senior Indebtedness Entitled to Rely.

     The holders of Permitted Senior Indebtedness shall have the right to rely upon this Article 13, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

     SECTION 1312. Certain Conversions Deemed Payment.

     For the purposes of this Article 13 only, (1) the issuance and delivery of junior securities upon conversion of the Debenture in accordance with Article 12 or on account of the redemption or other acquisition of the Debenture shall not be deemed to constitute a payment or distribution in respect of the Debenture, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 1208), property or securities (other than junior securities) upon conversion of the Debenture shall be deemed to constitute payment on account of the principal of such Debenture. For the purposes of this Section 1312, the term "junior securities" means any shares of any class of Common Stock of the Company (including, without limitation, the Common Shares). Nothing contained in this Article 13 or elsewhere in this Debenture is intended to or shall impair, as among the Company, its creditors other than holders of Permitted Senior Indebtedness and the Holders, the right, which is absolute and unconditional, of the Holder to convert the Debenture in accordance with Article 12.

     This Debenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Debenture.

                                ARTICLE FOURTEEN
                              FURTHER DISTRIBUTION

     (a) This Debenture (for the purpose of this Article Fourteen, "these securities") has not been registered under the United States Securities Act of 1933, as amended, or qualified for distribution to the public in Canada or qualified under state securities laws and may not be sold, pledged, or otherwise transferred unless (i) covered by an effective registration statement under the United States Securities Act of 1933, as amended (the "Securities Act"), and qualified under applicable state securities laws; (ii) sold outside the United States in accordance with Rule 904 of Regulation S under the Securities Act;
(iii) sold inside the United States pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder, if available; or (iv) transferred in compliance with certain other procedures satisfactory to the Company upon the furnishing to the Company of an opinion from counsel in form and substance reasonably satisfactory to the Company to the effect that no registration or qualification is legally required for such transfer; and

     (b) The Holder, by acquiring these securities, agrees for the benefit of the Company that for a period (the "Minimum Holding Period") ending 120 days after the date of the issuance of these securities by the Company (but in any event the Minimum Holding Period shall end not later than December 31, 2001), the Holder will not resell these securities to any Canadian resident or in Canada.

     These securities are not listed on any stock exchange and are not freely transferable.

     IN WITNESS WHEREOF, the parties hereto have caused this Debenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       HUB INTERNATIONAL LIMITED


         [SEAL]                        By: /s/ W. KIRK JAMES
                                           ------------------------------------
                                           Name: W. Kirk James
                                           Title: V.P. & GENERAL COUNSEL


                                       Royal Trust Corporation of Canada As
                                       Trustee for Zurich Insurance Company


         [SEAL]                        By: /s/ Vera Lewinson
                                           -------------------------------------



                                       By: /s/ Bibi Madho
                                           -------------------------------------

                                                             [Zurich Letterhead]

                                  Mr. Rick Gulliver
                                  President and COO
                                  Hub International Limited
                                  55 East Jackson Boulevard
                                  Chicago, IL 60604
                                  USA

Your reference

 Our reference

          Date                    March 6, 2002

                                  Dear Rick:

                                  In reply to your letter of January 8, 2002, this will confirm that you have Zurich's agreement to extend our current offer to retire the debenture or facilitate the secondary placement of the shares derived at CAD $17, at your option, without penalty until June 30th, 2002. As we discussed, Rick, our preference would be to accomplish this in the first quarter if at all possible. We confirm that, in the meantime, Zurich will not exercise its right to convert the debenture to Hub common shares.


Zurich North America Canada


      400 University Avenue       Yours truly,
           Toronto, Ontario
                    M5G 1S7
                     CANADA

       Phone (416) 586-3000
      http://www.zurich.com       By: /s/ Barry J. Gilway

Direct Phone (416) 586-2590       Barry J. Gilway
Direct Fax   (416) 408-6169       President and Chief Executive Officer
    barry.gilway@zurich.com